EXHIBIT 99.5
                                  ------------

                                The Confirmation

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[CREDIT SUISSE LOGO]              CREDIT SUISSE INTERNATIONAL

                                  One Cabot Square,      Telephone 020 7888 8888
                                  London E14 4QJ           www.credit-suisse.com


                              Facsimile Cover Sheet


To: Deutsche Bank National Trust Company, not individually, but solely as supplemental interest trustee of the Supplemental
                                    Interest Trust created under the Pooling and Servicing Agreement for IndyMac INDX
                                    Mortgage Loan Trust 2007-FLX3, Mortgage
                                    Pass-Through Certificates, Series 2007-FLX3

Attention:                          Heakyung Chung, CSIN Marketer

Fax number:                         To be hand delivered by Heakyung Chung

Date:                               27 April 2007

Pages (including cover page):               7

Our Reference No: External ID: 53220438N / Risk ID: 447781606

Credit Suisse International has entered into a transaction with you as attached.
Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, please arrange for the Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

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
For Interest Rate Products:                                For Equity Derivatives:
Telephone Numbers: (212) 538-9370                          Telephone numbers: (212) 538-4437 /
Facsimile number: (917) 326-8603                           (212) 538-8297 / (212) 325-5119
Email: list.otc-inc-accept-ny@credit-suisse.com            Facsimile number: (212) 325-8173

For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.


CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

                                                      Registered Office as above
                Registered with unlimited liability in England under No. 2500199
                    Authorised and regulated by The Financial Services Authority
                                                          VAT No: GB 447 0737 41

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[CREDIT SUISSE LOGO]              CREDIT SUISSE INTERNATIONAL

                                  One Cabot Square,      Telephone 020 7888 8888
                                  London E14 4QJ           www.credit-suisse.com


                                                                   27 April 2007

Deutsche Bank National Trust Company, not individually, but solely as supplemental interest trustee of the Supplemental Interest Trust created under the Pooling and Servicing Agreement for IndyMac INDX Mortgage Loan Trust 2007-FLX3, Mortgage Pass-Through Certificates, Series 2007-FLX3

External ID: 53220438N

--------------------------------------------------------------------------------

Dear Sir/Madam

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International, "Counterparty" means Deutsche Bank National Trust Company, not individually, but solely as supplemental interest trustee of the Supplemental Interest Trust created under the Pooling and Servicing Agreement for IndyMac INDX Mortgage Loan Trust 2007-FLX3, Mortgage Pass-Through Certificates, Series 2007-FLX3.

1. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 ISDA Definitions.

         This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 27 April 2007 as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

         Credit Suisse International and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2 The terms of the particular Transaction to which this Confirmation relates are as follows:

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
                   Notional Amount:                    USD 1,604,000.00 subject to amortization as set out in the
                                                       Additional Terms

                   Trade Date:                         26 April 2007


                                                                                          Registered Office as above
                                                    Registered with unlimited liability in England under No. 2500199
                                                        Authorised and regulated by The Financial Services Authority
                                                                                              VAT No: GB 447 0737 41

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[CREDIT SUISSE LOGO]

                  Effective Date:                      27 April 2007

                  Termination Date:                    25 April 2014, subject to adjustment in accordance with the
                                                       Modified Following Business Day Convention

         Floating Amounts

                  Floating Rate Payer:                 CSIN

                  Floating Rate Payer
                  Payment Calculation:                 The amount calculated pursuant to Section 6.1(a) of the 2000
                                                       ISDA Definitions as the Floating Amount shall be multiplied by 250 for each Calculation Period, and the resulting product shall be the actual Floating Amount, with respect to each
                                                       such Calculation Period

                  Floating Rate Payer
                  Period End Dates:                    The 25th day of each month, commencing on 25 May 2007, and ending on the Termination Date, inclusive, subject to
                                                       adjustment in accordance with the Modified Following Business
                                                       Day Convention

                  Floating Rate Payer
                  Payment Dates:                       One Business Day prior to each Floating Rate Payer Period End
                                                       Date

                  Floating Rate Payer
                  Initial Calculation Period:          From and including 27 April 2007 up to but excluding the
                                                       Period End Date scheduled to occur on 25 May 2007.

                  Floating Rate Option:                USD-LIBOR-BBA, provided, however, that in respect of the
                                                       initial Calculation Period, Linear Interpolation shall apply based upon a Designated Maturity of 2 weeks and a Designated
                                                       Maturity of 1 month.

                  Designated Maturity:                 1 month (except as noted above)

                  Spread:                              None

                  Floating Rate

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[CREDIT SUISSE LOGO]

                  Day Count Fraction:                  Actual/360

                  Reset Dates:                         The first day of each Calculation Period.

                  Compounding:                         Inapplicable

         Fixed Amounts:

                  Fixed Rate Payer:                    Counterparty

                  Fixed Rate Payer
                  Payment Calculation:                 The amount calculated pursuant to Section 5.1(b) of the 2000
                                                       ISDA Definitions as the Fixed Amount shall be multiplied by
                                                       250 for each Calculation Period, and the resulting product shall be the actual Fixed Amount, with respect to each such
                                                       Calculation Period

                  Fixed Rate Payer
                  Period End Dates:                    The 25th day of each month, commencing on 25 May 2007, and ending on 25th April 2014, inclusive, using no adjustment to
                                                       Period End Dates.

                  Fixed Rate Payer
                  Payment Dates:                       One Business Day prior to each Fixed Rate Payer Period End
                                                       Date

                  Fixed Rate Payer
                  Initial Calculation Period:          From and including 27 April 2007 up to but excluding the
                                                       Period End Date scheduled to occur on 25 May 2007.

                  Fixed Rate:                          5.0175%

                  Fixed Rate
                  Day Count Fraction:                  30/360

         Business Days:                                New York

         Calculation Agent:                            CSIN

         Net Payment Timing                            Notwithstanding anything to the contrary herein or in the
                                                       2000 ISDA Definitions, if the net amount payable in respect of any Fixed Rate Payer

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[CREDIT SUISSE LOGO]

                                                       Payment Date and Floating Rate Payer Payment Date is owed to the Floating Rate Payer, Fixed Rate Payer shall pay such
                                                       amount one Business Day following the otherwise applicable payment date.

3.       Account Details:

                  Payments to CSIN:                    As advised separately in writing

                  Payments to Counterparty:            As advised separately in writing
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         Credit Suisse International is authorised and regulated by the
         Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.


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[CREDIT SUISSE LOGO]

                                ADDITIONAL TERMS


------------------------------------------------------
 Calculation Period up to    Notional Amount (USD):
 but excluding the Period
  End Date occurring on:
------------------------------------------------------
        25-May-2007                1,604,000
------------------------------------------------------
       25-June-2007                1,586,113
------------------------------------------------------
       25-July-2007                1,568,046
------------------------------------------------------
      25-August-2007               1,549,902
------------------------------------------------------
     25-September-2007             1,531,698
------------------------------------------------------
      25-October-2007              1,513,449
------------------------------------------------------
     25-November-2007              1,495,173
------------------------------------------------------
     25-December-2007              1,476,795
------------------------------------------------------
      25-January-2008              1,458,425
------------------------------------------------------
     25-February-2008              1,440,079
------------------------------------------------------
       25-March-2008               1,421,775
------------------------------------------------------
       25-April-2008               1,403,461
------------------------------------------------------
        25-May-2008                1,378,510
------------------------------------------------------
       25-June-2008                1,351,919
------------------------------------------------------
       25-July-2008                1,326,072
------------------------------------------------------
      25-August-2008               1,300,945
------------------------------------------------------
     25-September-2008             1,276,499
------------------------------------------------------
      25-October-2008              1,252,728
------------------------------------------------------
     25-November-2008              1,229,610
------------------------------------------------------
     25-December-2008              1,207,127
------------------------------------------------------
      25-January-2009              1,185,256
------------------------------------------------------
     25-February-2009              1,163,979
------------------------------------------------------
       25-March-2009               1,143,270
------------------------------------------------------
       25-April-2009               1,123,057
------------------------------------------------------
        25-May-2009                1,101,634
------------------------------------------------------
       25-June-2009                1,075,095
------------------------------------------------------
       25-July-2009                1,049,259
------------------------------------------------------
      25-August-2009               1,024,108
------------------------------------------------------
     25-September-2009              999,596
------------------------------------------------------
      25-October-2009               975,729
------------------------------------------------------
     25-November-2009               952,489
------------------------------------------------------
     25-December-2009               929,857
------------------------------------------------------
      25-January-2010               907,816
------------------------------------------------------
     25-February-2010               886,348
------------------------------------------------------
       25-March-2010                865,428
------------------------------------------------------
       25-April-2010                844,988
------------------------------------------------------

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[CREDIT SUISSE LOGO]


------------------------------------------------------
 Calculation Period up to    Notional Amount (USD):
 but excluding the Period
  End Date occurring on:
------------------------------------------------------
        25-May-2010                 822,711
------------------------------------------------------
       25-June-2010                 792,979
------------------------------------------------------
       25-July-2010                 764,337
------------------------------------------------------
      25-August-2010                736,737
------------------------------------------------------
     25-September-2010              710,141
------------------------------------------------------
      25-October-2010               684,509
------------------------------------------------------
     25-November-2010               659,878
------------------------------------------------------
     25-December-2010               636,276
------------------------------------------------------
      25-January-2011               613,501
------------------------------------------------------
     25-February-2011               591,480
------------------------------------------------------
       25-March-2011                570,228
------------------------------------------------------
       25-April-2011                549,690
------------------------------------------------------
        25-May-2011                 529,870
------------------------------------------------------
       25-June-2011                 510,742
------------------------------------------------------
       25-July-2011                 492,281
------------------------------------------------------
      25-August-2011                474,457
------------------------------------------------------
     25-September-2011              457,227
------------------------------------------------------
      25-October-2011               440,596
------------------------------------------------------
     25-November-2011               424,511
------------------------------------------------------
     25-December-2011               408,989
------------------------------------------------------
      25-January-2012               394,005
------------------------------------------------------
     25-February-2012               379,544
------------------------------------------------------
       25-March-2012                365,575
------------------------------------------------------
       25-April-2012                352,028
------------------------------------------------------
        25-May-2012                  47,659
------------------------------------------------------
       25-June-2012                  46,741
------------------------------------------------------
       25-July-2012                  45,839
------------------------------------------------------
      25-August-2012                 44,952
------------------------------------------------------
     25-September-2012               44,080
------------------------------------------------------
      25-October-2012                43,223
------------------------------------------------------
     25-November-2012                42,380
------------------------------------------------------
     25-December-2012                41,550
------------------------------------------------------
      25-January-2013                40,724
------------------------------------------------------
     25-February-2013                39,912
------------------------------------------------------
       25-March-2013                 39,113
------------------------------------------------------
       25-April-2013                 38,321
------------------------------------------------------
        25-May-2013                  37,528
------------------------------------------------------
       25-June-2013                  36,747
------------------------------------------------------
       25-July-2013                  35,979
------------------------------------------------------
      25-August-2013                 35,179
------------------------------------------------------

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[CREDIT SUISSE LOGO]


------------------------------------------------------
 Calculation Period up to    Notional Amount (USD):
 but excluding the Period
  End Date occurring on:
------------------------------------------------------
     25-September-2013               34,395
------------------------------------------------------
      25-October-2013                33,624
------------------------------------------------------
     25-November-2013                32,868
------------------------------------------------------
     25-December-2013                32,125
------------------------------------------------------
      25-January-2014                31,396
------------------------------------------------------
     25-February-2014                30,464
------------------------------------------------------
       25-March-2014                 29,022
------------------------------------------------------
       25-April-2014                 17,866
------------------------------------------------------


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[CREDIT SUISSE LOGO]


Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                                               Yours faithfully,

                                               Credit Suisse International


                                                By: /s/ Marleen Nobile
                                                   -------------------
                                                   Name: Marleen Nobile
                                                   Title: Authorized Signatory



Confirmed as of the date first written above:

Deutsche Bank National Trust Company, not individually, but solely as supplemental interest trustee of the Supplemental Interest Trust created under the Pooling and Servicing Agreement for IndyMac INDX Mortgage Loan Trust 2007-FLX3, Mortgage Pass-Through Certificates, Series 2007-FLX3

By: /s/ Marion Hogan
   -----------------
     Name: Marion Hogan
     Title:  Associate


Our Reference No: External ID: 53220438N / Risk ID: 447781606